UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

June 30, 2025

Date of Report (Date of earliest event reported)

JVSPAC Acquisition Corp.

(Exact Name of Registrant as Specified in its Charter)

British Virgin Islands	001-41922	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

20 Cecil Street #04-03 Plus Building Singapore	049705
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: +65 6513 8565

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units	JVSAU	The Nasdaq Stock Market LLC
Class A Ordinary Shares, no par value	JVSA	The Nasdaq Stock Market LLC
Rights	JVSAR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

As previously disclosed in the Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) by JVSPAC Acquisition Corp. (“JVSPAC”) on April 8, 2024, JVSPAC entered into an agreement and plan of merger, dated as of April 8, 2024 (and as amended on September 3, 2024, the “Merger Agreement”), by and among Hotel101 Global Holdings Corp., an exempted company with limited liability incorporated under the laws of the Cayman Islands and a wholly-owned subsidiary of DoubleDragon Corporation (“HBNB”), Hotel of Asia, Inc., a company with limited liability incorporated under the laws of the Philippines, DoubleDragon Corporation, a company incorporated under the laws of the Philippines and listed on the Philippine Stock Exchange, Inc. (“DoubleDragon”), DDPC Worldwide Pte. Ltd., a private company limited by shares incorporated under the laws of Singapore and a wholly-owned subsidiary of DoubleDragon, Hotel101 Worldwide Private Limited, a private company limited by shares incorporated under the laws of Singapore, Hotel101 Global Pte. Ltd., a private company limited by shares incorporated under the laws of Singapore (“Hotel101 Global”), HGHC 4 Pte. Ltd., a private company limited by shares incorporated under the laws of Singapore and a wholly-owned subsidiary of HBNB (“Merger Sub 1”), HGHC 3 Corp., a British Virgin Islands business company and a wholly-owned subsidiary of HBNB (“Merger Sub 2”) and JVSPAC.

As previously disclosed in the Current Report on Form 8-K filed with the SEC on June 30, 2025, the Business Combination was consummated on June 30, 2025. As a result of the Business Combination: (a) on June 30, 2025, Hotel101 Global and Merger Sub 1 amalgamated (the “Amalgamation”), with Hotel101 Global being the surviving entity and a direct wholly-owned subsidiary of HBNB, (b) on June 30, 2025 (the “SPAC Merger Effective Time”) Merger Sub 2 merged with and into JVSPAC (the “SPAC Merger,” and together with the Amalgamation and the other transactions contemplated by the Merger Agreement, the “Business Combination”) pursuant to a plan of merger (the “Plan of Merger”), with JVSPAC being the surviving entity and a wholly-owned subsidiary of HBNB, and (c) on June 30, 2025, each issued and outstanding class A ordinary share, with no par value, of JVSPAC and each issued and outstanding class B ordinary share, with no par value, of JVSPAC (other than treasury shares, validly redeemed shares or dissenting shares) were converted into one ordinary share of HBNB.

On June 30, 2025, JVSPAC, Winky Investments Limited (the “Sponsor”) and HBNB entered into an assignment, assumption and amendment agreement (the “Assignment, Assumption and Amendment Agreement”), pursuant to which, among other things, effective at the consummation of the Business Combination, JVSPAC assigned all of its rights, interests and obligations under that certain registration rights agreement, dated January 18, 2024, by and among JVSPAC, the Sponsor and certain shareholders of JVSPAC (the “Registration Rights Agreement”), to HBNB.

As a result of the Business Combination, Hotel101 Global and JVSPAC have become wholly-owned subsidiaries of HBNB.

On July 1, 2025, the ordinary shares of HBNB began trading on The Nasdaq Stock Market LLC (“Nasdaq”) under the symbol “HBNB.”

Capitalized terms not otherwise defined have the meaning set forth in the Merger Agreement. The description of the Merger Agreement and related transactions (including, without limitation, the Business Combination) in this Current Report on Form 8-K does not purport to be complete and is subject, and qualified in its entirety by reference to the full text of (i) the agreement and plan of merger, dated as of April 8, 2024, which is attached as Exhibit 2.1 to JVSPAC’s Current Report on Form 8-K filed with the SEC on April 8, 2024 and (ii) the first amendment to the agreement and plan of merger, dated as of September 3, 2024, which is attached as Exhibit 2.1 to JVSPAC’s Current Report on Form 8-K filed with the SEC on September 5, 2024, incorporated herein by reference. The foregoing description of the Assignment, Assumption and Amendment Agreement does not purport to be complete and is qualified in its entirety by the full text of (i) the Assignment, Assumption and Amendment Agreement, which is filed herewith as Exhibit 10.1 and is incorporated by reference, and (ii) the Registration Rights Agreement, which is attached as Exhibit 10.3 to JVSPAC’s amended Annual Report on Form 10-K filed with the SEC on March 11, 2025, and is incorporated herein by reference.

Item 1.01. Entry into a Material Definitive Agreement

Assignment, Assumption and Amendment Agreement

The information set forth in the Introductory Note above is incorporated into this Item 1.01 by reference.

The foregoing description of the Assignment, Assumption and Amendment Agreement does not purport to be complete and is qualified in its entirety by the full text of (i) the Assignment, Assumption and Amendment Agreement, which is filed herewith as Exhibit 10.1 and is incorporated by reference, and (ii) the Registration Rights Agreement, which is attached as Exhibit 10.3 to JVSPAC’s amended Annual Report on Form 10-K filed with the SEC on March 11, 2025, and is incorporated herein by reference.

Item 1.02 Termination of a Material Definitive Agreement

The information set forth in the Introductory Note above is incorporated into this Item 1.02 by reference.

On June 30, 2025, in connection with the consummation of the Business Combination, the Investment Management Trust Agreement, dated as of January 18, 2024, by and between JVSPAC and Continental Stock Transfer & Trust Company terminated in accordance with its terms.

Item 2.01. Completion of Acquisition or Disposition of Assets

To the extent required by Item 2.01 of Form 8-K, the disclosure set forth in the Introductory Note of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing; Material Modification to Rights of Security Holders

In connection with the Business Combination, on June 30, 2025, JVSPAC notified Nasdaq of the consummation of the Business Combination and requested that Nasdaq (i) suspends trading of the JVSPAC Class A ordinary shares, units and rights (as described on the cover page of this Current Report on Form 8-K, the “JVSPAC Securities”), effective July 1, 2025 and (ii) files with the SEC a Form 25 to delist the JVSPAC Securities from Nasdaq, thereby commencing the process of delisting the JVSPAC Securities from Nasdaq and deregistering the securities under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

On June 30, 2025, Nasdaq filed a Form 25-NSE with the SEC to delist the JVSPAC Securities from Nasdaq. JVSPAC intends to file a certification on Form 15 with the SEC to deregister the JVSPAC Securities under Section 12(b) of the Exchange Act and suspend JVSPAC’s reporting obligations under Sections 13 and 15(d) of the Exchange Act.

Item 3.03. Material Modifications to Rights of Security Holders

To the extent required by Item 3.03 of Form 8-K, the disclosure set forth in the Introductory Note, Item 2.01 and Item 3.01 of this Current Report on Form 8-K is incorporated by reference in this Item 3.03.

Item 5.01. Changes in Control of Registrant

To the extent required by Item 5.01 of Form 8-K, the disclosure set forth in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated by reference in this Item 5.01.

As a result of the Business Combination, a change in control of JVSPAC occurred and Merger Sub 2 merged with and into JVSPAC, with JVSPAC being the surviving company and becoming as a wholly-owned subsidiary of HBNB.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

In connection with consummation of the Business Combination, (i) the following officers and directors of JVSPAC resigned and ceased to hold their respective positions with effect from SPAC Merger Effective Time: Albert Wong ceased to be Chief Executive Officer and Chairman; and Claudius Tsang ceased to be Chief Financial Officer and a director; and (ii) the following individuals ceased to be directors with effect from SPAC Merger Effective Time: Frank Clifford Chan, Alex Lau and Krešimir Coric. These resignations were not a result of any disagreement between JVSPAC and its officers and directors on any matter relating to JVSPAC’s operations, policies or practices.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

10.1	Assignment, Assumption and Amendment Agreement, dated June 30, 2025, by and among, JVSPAC, Sponsor and HBNB.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: July 9, 2025

JVSPAC ACQUISITION CORP.

By:	/s/ Pearl Anne A. Escote
Name:	Pearl Anne A. Escote
Title:	Authorized Signatory

By:	/s/ Jose Roelph E. Desales
Name:	Jose Roelph E. Desales
Title:	Authorized Signatory

[Signature Page to Form 8-K]

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